SUPPLEMENT TO THE CLASS C PROSPECTUS
OF
WELLS FARGO MONEY MARKET FUNDS
For the Wells Fargo Money Market Fund
(the “Fund”)

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years, effective November 5, 2020. Any shares that have already aged over 8 years will convert at that time.

As a result, the paragraph under the heading “Class C Shares Conversion Feature” in the section of the prospectus entitled “Investments in Money Market Fund Class C Shares” is replaced with the following:

On a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may apply depending on your intermediary.

August 13, 2020	MMR080/P1201SP